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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 2000, included in Integrated Measurement Systems, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.




     /s/ Arthur Andersen LLP

     ARTHUR ANDERSEN LLP

     Portland, Oregon
     November 29, 2000